   As filed with the Securities and Exchange Commission on September 9, 1999

                                                      Registration No. 333-86707
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                --------------

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-4

                             REGISTRATION STATEMENT
                                     under
                           The Securities Act of 1933

                                --------------

                              SARA LEE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Maryland                     2000                    36-2089049
     (State or Other          (Primary Standard           (I.R.S. Employer
       Jurisdiction               Industrial           Identification Number)
   of Incorporation or     Classification Code No.)
      Organization)

                     Three First National Plaza, Suite 4600
                          Chicago, Illinois 60602-4260
                                 (312) 726-2600
   (Address, Including Zip Code, and Telephone Number, Including Area Code of
                   Registrant's Principal Executive Offices)

                                --------------

                           Roderick A. Palmore, Esq.
              Senior Vice President, General Counsel and Secretary
                              Sara Lee Corporation
                     Three First National Plaza, Suite 4600
                          Chicago, Illinois 60602-4260
                                 (312) 726-2600
 (Name, Address, Including Zip Code, and Telephone Number, Including Area code, of Agent for Service)

                                --------------

                                   Copies to:
     Charles W. Mulaney, Jr., Esq.               W. Leslie Duffy, Esq.
  Skadden, Arps, Slate, Meagher & Flom          Cahill Gordon & Reindel
               (Illinois)                          Eighty Pine Street
    333 W. Wacker Drive, Suite 2100             New York, New York 10005
      Chicago, Illinois 60606-1285                   (212) 701-3000
             (312) 407-0700

   Approximate Date of Commencement of Proposed Sale of the Securities to the
Public: Upon consummation of the merger referred to herein.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

                           Registration No. 333-86707

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--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

   Section 2-418 of the Maryland General Corporation Law provides for indemnification of the Registrant's directors, officers, employees, and agents under specified circumstances, which may include indemnity against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant has purchased and maintains insurance as is permitted by Section 2-418 on behalf of directors and officers, which insurance may cover liabilities under the Securities Act. Article V of the By-Laws of the Registrant provides for such indemnification to the extent and under the circumstances permitted by
Section 2-418.

   Article V of the By-Laws of the Registrant provides as follows:

   Section 1. Right To Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Registrant shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Registrant or a subsidiary thereof and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Registrant may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Registrant in any of the capacities described in (a) or (b) above and to any employee or agent of the Registrant or a predecessor of the Registrant.

   Section 2. Time for Payment Enforcement. Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to indemnification (the "Indemnified Party"). The right to indemnification and advance of expenses hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (a) the Registrant denies such request, in whole or in part, or (b) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Registrant.

   Section 3. General. The indemnification and advance of expenses provided by this Article V (a) shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is not contrary to law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Registrant, (b) shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and (c) shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification and advance of expenses hereunder shall be deemed to be a contract between the Registrant and each director or officer of the Registrant who serves or served in such capacity at any time while this Article V is in effect.

   Section 4. Effective Time. This Article V shall be effective from and after the date of its adoption and shall apply to all proceedings arising prior to or after such date, regardless of whether relating to facts or circumstances occurring prior to or after such date. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or By-Laws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

   Section 5. Further Action. The Board of Directors may take such action as is necessary to carry out the provisions of this Article V and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further arrangements for indemnification or advance of expenses as may be permitted by law.

   These indemnification provisions may be sufficiently broad to permit indemnification of the Registrant's officers, directors and other corporate agents for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933.

Item 21. Exhibits and Financial Statement Schedules

   (a) Exhibits

     Exhibit
     Number  Description
     ------- -----------
       2.1   Agreement and Plan of Merger, dated as of June 8, 1999 by and among Chock full o'Nuts Corporation, Sara Lee Corporation and CFN
             Acquisition Corporation (included as Annex 1 to the Prospectus).

       4.1   Articles of Restatement of Charter of the Registrant, dated April
             9, 1990, incorporated by reference to Exhibit 4.1 of Registration
             Statement No. 33-35760 on Form S-8 filed with the Commission on
             July 6, 1990.

       4.2   Articles Supplementary to the Charter of the Registrant, dated May
             18, 1990, incorporated by reference to Exhibit 4.2 of the Registration Statement No. 33-37575 on Form S-8 filed with the
             Commission on November 1, 1990.

       4.3   Articles Supplementary to the Charter of the Registrant, dated
             October 30, 1992, incorporated by reference to Exhibit 4.3 of the Registration Statement No. 33-59002 on Form S-8 filed with the
             Commission on March 4, 1993.
       4.4   Articles of Amendment to the Charter of Registrant, dated November
             19, 1998, incorporated by reference to Exhibit 4.4 of the Registration Statement No. 333-71797 on Form S-3 filed with the
             Commission on February 4, 1999.
       4.5   Articles Supplementary to the Charter of the Registrant, dated
             January 7, 1999, incorporated by reference to Exhibit 4.5 of the Registration Statement No. 333-71797 on Form S-3 filed with the
             Commission on February 4, 1999.
       4.6 Amended By-Laws of the Registrant, dated August 29, 1996, incorporated by reference to Exhibit 3(b) of the registrant's
             Annual Report on Form 10-K for the fiscal year ended June 29, 1996.
       4.7 Stockholder Rights Agreement, dated as of March 26, 1998 between the Registrant and First Chicago Trust Company of New York, as
             Rights Agent, incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A filed with the Commission on May 19, 1998.
     * 5.1   Opinion of Roderick A. Palmore, Esq., Senior Vice President,
             Secretary and General Counsel of Sara Lee Corporation.
       8.1   Opinion of Cahill Gordon & Reindel, as to tax matters.


     *23.1   Consent of Arthur Andersen LLP, Independent Auditors.

     *23.2   Consent of Ernst & Young LLP, Independent Auditors.

     *23.3   Consent of Grant Thornton LLP, Independent Certified Public
             Accountants.

     *23.4     Consent of Roderick A. Palmore, Esq. (included in Exhibit 5.1).

      23.5     Consent of Cahill Gordon & Reindel (included in Exhibit 8.1).

     *24.1     Powers of Attorney.

     *99.1     Consent of Credit Suisse First Boston Corporation.

     *99.2     Form of Proxy of Chock full o'Nuts Corporation.

     *99.3     Form of Affiliate Letter.

--------
* Previously filed.

Item 22. Undertakings

   (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (b) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (b)(1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

   (d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on September 9, 1999.

                                          Sara Lee Corporation

                                                /s/ Roderick A. Palmore
                                          By: _________________________________
                                          Name: Roderick A. Palmore
                                          Title:Senior Vice President, General
                                                Counsel and Secretary

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Sara Lee Corporation and in the capacities indicated on September 9, 1999.

                 Signature                                     Title
                 ---------                                     -----


           /s/ John H. Bryan                Chairman of the Board, Chief Executive
___________________________________________   Officer and Director
               John H. Bryan

         /s/ C. Steven McMillan             President and Chief Operating Officer and
___________________________________________   Director
            C. Steven McMillan

          /s/ Frank L. Meysman              Executive Vice President and Director
___________________________________________
             Frank L. Meysman

         /s/ Judith A. Sprieser             Executive Vice President, Chief Financial
___________________________________________   Officer and Director
            Judith A. Sprieser

          /s/ Wayne R. Szypulski            Vice President and Controller
___________________________________________
             Wayne R. Szypulski

                     *                      Director
___________________________________________
              Paul A. Allaire

                                            Director
___________________________________________
          Frans H.J.J. Andriessen

                     *                      Director
___________________________________________
             Duane L. Burnham

                     *                      Director
___________________________________________
             Charles W. Coker

                     *                      Director
___________________________________________
              James S. Crown

                     *                      Director
___________________________________________
              Willie D. Davis

                                            Director
___________________________________________
           Vernon E. Jordan, Jr.

                     *                      Director
___________________________________________
             James L. Ketelsen

                     *                      Director
___________________________________________
             Hans B. van Liemt

                     *                      Director
___________________________________________
              Joan D. Manley
                                            Director
___________________________________________
            Rozanne L. Ridgway

                     *                      Director
___________________________________________
             Richard L. Thomas

                     *                      Director
___________________________________________
              John D. Zeglis

     * By Roderick A. Palmore as Attorney-in-Fact pursuant to Powers of Attorney executed by the directors listed above, which Powers of Attorney have been filed with the Securities and Exchange Commission.

                                                /s/ Roderick A. Palmore
                                          By: _________________________________
                                                    Roderick A. Palmore
                                                    AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 Exhibit
 Number  Description
 ------- -----------
   2.1   Agreement and Plan of Merger, dated as of June 8, 1999 by and among
         Chock full o'Nuts Corporation, Sara Lee Corporation and CFN
         Acquisition Corporation (included as Annex 1 to the Prospectus).

   4.1   Articles of Restatement of Charter of the Registrant, dated April 9,
         1990, incorporated by reference to Exhibit 4.1 of Registration
         Statement No. 33-35760 on Form S-8 filed with the Commission on
         July 6, 1990.

   4.2   Articles Supplementary to the Charter of the Registrant, dated May 18,
         1990, incorporated by reference to Exhibit 4.2 of the Registration
         Statement No. 33-37575 on Form S-8 filed with the Commission on
         November 1, 1990.

   4.3   Articles Supplementary to the Charter of the Registrant, dated October
         30, 1992, incorporated by reference to Exhibit 4.3 of the Registration
         Statement No. 33-59002 on Form S-8 filed with the Commission on March
         4, 1993.
   4.4   Articles of Amendment to the Charter of Registrant, dated November 19,
         1998, incorporated by reference to Exhibit 4.4 of the Registration
         Statement No. 333-71797 on Form S-3 filed with the Commission on
         February 4, 1999.
   4.5   Articles Supplementary to the Charter of the Registrant, dated January
         7, 1999, incorporated by reference to Exhibit 4.5 of the Registration
         Statement No. 333-71797 on Form S-3 filed with the Commission on
         February 4, 1999.
   4.6 Amended By-Laws of the Registrant, dated August 29, 1996, incorporated by reference to Exhibit 3(b) of the registrant's Annual Report on Form
         10-K for the fiscal year ended June 29, 1996.
   4.7   Stockholder Rights Agreement, dated as of March 26, 1998 between the
         Registrant and First Chicago Trust Company of New York, as Rights
         Agent, incorporated by reference to Exhibit 4.1 of the Registration
         Statement on Form 8-A filed with the Commission on May 19, 1998.
  *5.1 Opinion of Roderick A. Palmore, Esq., Senior Vice President, Secretary and General Counsel of Sara Lee Corporation.

   8.1   Opinion of Cahill Gordon & Reindel, as to tax matters.

 *23.1   Consent of Arthur Andersen LLP, Independent Auditors.

 *23.2   Consent of Ernst & Young LLP, Independent Auditors.

 *23.3   Consent of Grant Thornton LLP, Independent Certified Public
         Accountants.

 *23.4   Consent of Roderick A. Palmore, Esq. (included in Exhibit 5.1).

  23.5   Consent of Cahill Gordon & Reindel (included in Exhibit 8.1).

 *24.1   Powers of Attorney.

 *99.1   Consent of Credit Suisse First Boston Corporation.

 *99.2   Form of Proxy of Chock full o'Nuts Corporation.

 *99.3   Form of Affiliate Letter.

--------
*Previously filed.